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                                                                    EXHIBIT 32.1




                           E-SMART TECHNOLOGIES, INC.

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2003


            In connection with the Quarterly Report of e-Smart Technologies, Inc. on Form 10-QSB for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on May 17, 2004 (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

            (1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of e-Smart Technologies, Inc.

Date:  May 17, 2004


/s/  Mary A. Grace
-------------------------------
Chief Executive Officer
and Chief Financial Officer